EXHIBIT 99.1
[GRAPHIC OMITTED][GRAPHIC OMITTED]

Investor Contact: Kurt Harrington 703.312.9647 or kharrington@fbr.com
Media Contacts: Bob Leahy 703.312.9745 or bleahy@fbr.com Bill Dixon 703.469.1092 or bdixon@fbr.com
                                 --------------

                    Friedman, Billings, Ramsey Group Reports
                           Third Quarter 2002 Results
             Net Income of $15.1 million, or $0.33 per share (basic)

ARLINGTON, Va., October 30, 2002 - Friedman, Billings, Ramsey Group, Inc. (NYSE:
FBR) today reported net income after tax of $15.1 million, or $0.33 (basic), $0.31 (diluted) per share, for the quarter ended September 30, 2002, compared with a loss of $22.4 million, or $(0.49) (basic), $(0.49) (diluted) per share in the third quarter of 2001. Revenue in the third quarter of 2002 was $81.7 million, compared with $21.8 million in the third quarter of 2001.

The company's results for the quarter reflect almost $9.0 million of non-cash markdowns in the company's asset management and technology sector investments, primarily attributable to publicly-traded securities due to the volatility of the public equity markets in the quarter. As of September 30, the company's long-term equity investments (excluding FBR Asset Investment Corporation and trading securities) were valued at approximately $62 million.

For the first nine months of the year, FBR reported net income after tax of $43.2 million (including an extraordinary gain of $0.9 million), or $0.94 (basic), $0.90 (diluted) per share on revenue of $209.3 million, versus a net loss of $23.4 million, or $(0.49) (basic), $(0.49) (diluted) per share on revenue of $99.4 million for the first nine months of 2001.

"Third quarter revenue was the highest since the first quarter of 1998," said Emanuel J. Friedman, Chairman and Co-CEO. "Our results were driven by continued year over year revenue growth and earnings improvement across investment banking, institutional brokerage and asset management."

By business unit, the company reported investment banking revenues for the quarter of $58.9 million, a 431% increase over the same quarter a year ago. Institutional brokerage revenue in Q3 was $14.4 million, a 42% increase over the third quarter of 2001. Asset management revenue for the quarter was $8.7 million, a 117% increase over the third quarter of the previous year. Additionally, the company recorded a $(2.2) million technology sector net investment and incentive loss for the quarter, compared with a $(6.6) million loss in the third quarter of 2001.

"We continue to be pleased with the achievements of the first nine months of the year across all sectors of our business, particularly in view of the ongoing state of the capital markets," said Vice Chairman and Co-Chief Executive Officer Eric F. Billings. "FBR is strongly positioned to capture revenues despite changing conditions in the U.S. capital markets, offering innovative funding solutions and contrarian research views. While our financial institutions and real estate investment banking groups were particularly strong in the quarter, we continued to build out our capabilities across all of our sectors, with new hires and the opening of our San Francisco office. The combination of our relatively debt free status, almost $260 million in equity (including employee loans), prudent hiring and cost discipline should allow us to achieve acceptable returns even in difficult markets."

In investment banking, FBR continued to be a top ranking lead-managing underwriter. For the first nine months of 2002, according to CommScan Equidesk, FBR ranked 12th (by dollar volume raised) as a lead manager of IPOs and secondaries across all industries and all market capitalizations (16 deals, $1.7 billion raised). This dollar volume excludes the more than $450 million that FBR raised in two 144A institutional equity placements. Including this amount, FBR's dollar volume would exceed $2.14 billion. Additionally, FBR ranked first for the quarter ended September 30 in weighted aftermarket performance of its lead-managed public transactions priced from January 1, 2001 through September 30, 2002 (for lead managers of more than 5 transactions) across all industries and all capitalizations (29 transactions) according to CommScan Equidesk.

During the third quarter of 2002, FBR raised approximately $1.1 billion in capital and advised on transactions with a total value of $120 million. The firm completed 6 equity raises, lead-managing 2 public underwritings - including a more than $500 million sole managed follow-on offering for AmeriCredit Corp. (NYSE:ACF) - and 3 private placements - including a more than $400 million institutional equity placement for American Financial Realty Trust - co-managed 1 public underwriting; and completed 2 M&A as well as 3 other advisory assignments.

In institutional brokerage, year over year performance was up significantly with sequential quarter revenue down slightly due to the seasonal weakness of the third quarter. FBR expanded to 8 the number of offices with sales and trading operations through the opening of its San Francisco office, and relocated its New York operations to expanded permanent facilities in midtown Manhattan.

In asset management, at September 30, 2002, FBR had approximately $8.8 billion in gross assets under management and net assets of $2.2 billion. Of these net assets, FBR has the potential to earn incentive fees on more than $750 million. FBR manages ten equity, fixed income and money market mutual funds, five hedge funds, and four private equity and venture capital funds, in addition to FBR Asset Investment Corp. (NYSE: FB) and other separate accounts. While base and incentive asset management fees remained strong in the quarter, overall asset management revenue declined from the previous quarter reflecting the effect of market volatility on the company's equity investment portfolio.

FBR continued to benefit from the growth and performance of FBR Asset in the quarter. In its asset management business, FBR generates revenue as manager of FBR Asset in the form of base and incentive management fees, and also generates income as a minority shareholder of FBR Asset. During the third quarter, FBR Group generated asset management fee revenue (before expenses) of $6.8 million from FBR Asset, and income from its minority stake in FBR Asset of $3.6 million. FBR Asset is a separate public company that invests in mortgage-backed securities, mezzanine and senior loans and equity securities.

Shareholders' equity and basic book value calculations as of September 30, 2002 exclude $23.8 million and 4 million shares relating to the Employee Stock Purchase and Loan Program that was implemented during 2001. Assuming repayment of these loans as of September 30, 2002, book value per share would be $5.13.

FBR had 46.4 million common shares outstanding, shareholders' equity of $234.6 million, and basic book value per share of $5.06 as of September 30, 2002, compared with 45.5 million common shares outstanding, shareholders' equity of $185.3 million and book value per share of $4.06 as of December 31, 2001. Total assets as of September 30, 2002 were $499.1 million, including net cash and liquid assets of $130.1 million (net of short-term debt of $70.1 million, $40 million of which was repaid in early October, and the proceeds of a $76.4 million syndicate short position related to an underwriting in late September which was covered in October).

Friedman, Billings, Ramsey Group, Inc., headquartered in Arlington, Va., is a financial holding company for businesses that provide investment banking, institutional brokerage, specialized asset management, and banking products and services. FBR focuses capital and financial expertise on six industry sectors: financial services, real estate, technology, energy, healthcare, and diversified industries. FBR also has offices in Atlanta, Bethesda, Boston, Charlotte, Chicago, Cleveland, Dallas, Denver, Irvine, London, New York, Portland, San Francisco, Seattle, and Vienna. Bank products and services are offered by FBR National Bank & Trust, member FDIC and an Equal Housing Lender. For more information, see http://www.fbr.com.

A live webcast of FBR's  conference  call will be  available at 9 a.m.  (Eastern
Time) via http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=FBR. Replays of
the         webcast         will         be         available         afterward.
           ----------------------------------------------------------

                                      # # #


         Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, the high degree of risk associated with technology and other venture capital investments, available technologies, competition for business and personnel, and general economic, political and market conditions.

         Financial information follows:

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
    (Dollars in thousands, except per share amounts)
    (Unaudited)
                                                    Quarter ended
                                                    September 30,

                                             2002     %         2001      %
    REVENUES:

    Investment banking                    $58,910   72.1%    $11,084    50.9%
    Institutional brokerage                14,372   17.6%     10,092    46.3%
    Asset management
      Base fees                             7,208    8.8%      5,836    26.8%
      Incentive and investment income
       (loss)                               1,545    1.9%     (1,805)   -8.3%
      Technology sector investment and
       incentive loss                      (2,202)  -2.7%     (6,592)  -30.3%
    Interest, dividends and other           1,879    2.3%      3,168    14.6%

          Total revenues                   81,712  100.0%     21,783   100.0%

    EXPENSES:
    Compensation and benefits              45,725   56.0%     24,276   111.4%
    Business development and professional
     services                               8,650   10.6%      7,639    35.1%
    Interest                                  608    0.7%        322     1.5%
    Other                                   8,737   10.7%     11,936    54.8%

          Total expenses                   63,720   78.0%     44,173   202.8%

          Net income (loss) before income
           taxes and extraordinary gain    17,992   22.0%    (22,390) -102.8%

    Income tax provision                    2,343    2.9%         --     0.0%

          Net income (loss) before
           extraordinary gain              15,649   19.1%    (22,390) -102.8%

          Extraordinary gain                   --    0.0%         --     0.0%
          Income tax provision on
           extraordinary gain                 536    0.6%         --     0.0%

          Net income (loss)               $15,113   18.5%   $(22,390) -102.8%

    Basic earnings (loss) per share
     before extraordinary gain              $0.34             $(0.49)
    Diluted earnings (loss) per share
     before extraordinary gain              $0.32             $(0.49)

    Basic earnings (loss) per share         $0.33             $(0.49)
    Diluted earnings (loss) per share       $0.31             $(0.49)

    Weighted average shares  - basic       46,370             45,808
    Weighted average shares  - diluted     49,526             45,808




    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
    (Dollars in thousands, except per share amounts)
    (Unaudited)
                                                   Nine months ended
                                                     September 30,

                                              2002     %         2001     %
    REVENUES:
    Investment banking                    $119,555   57.1%    $53,793   54.1%
    Institutional brokerage                 48,501   23.2%     33,974   34.2%
    Asset management
      Base fees                             20,837    9.9%     13,934   14.0%
      Incentive and investment income       20,769    9.9%      5,651    5.7%
      Technology sector investment and
       incentive loss                       (5,733)  -2.7%    (15,378) -15.5%
    Interest, dividends and other            5,407    2.6%      7,414    7.5%

          Total revenues                   209,336  100.0%     99,388  100.0%

    EXPENSES:
    Compensation and benefits              115,455   55.2%     73,283   73.7%
    Business development and professional
     services                               23,044   11.0%     21,170   21.3%
    Interest                                 1,408    0.7%        737    0.8%
    Other                                   24,769   11.8%     27,617   27.8%

          Total expenses                   164,676   78.7%    122,807  123.6%

          Net income (loss) before income
           taxes and extraordinary gain     44,660   21.3%    (23,419) -23.6%

    Income tax provision                     2,343    1.1%         --    0.0%

          Net income (loss) before
           extraordinary gain               42,317   20.2%    (23,419) -23.6%

          Extraordinary gain                 1,413    0.7%         --    0.0%
          Income tax provision on
           extraordinary gain                  536    0.3%         --    0.0%

          Net income (loss)                $43,194   20.6%   $(23,419) -23.6%

    Basic earnings (loss) per share
     before extraordinary gain               $0.92             $(0.49)
    Diluted earnings (loss) per share
     before extraordinary gain               $0.88             $(0.49)

    Basic earnings (loss) per share          $0.94             $(0.49)
    Diluted earnings (loss) per share        $0.90             $(0.49)

    Weighted average shares  - basic        45,995             48,122
    Weighted average shares  - diluted      48,218             48,122


    Financial & Statistical Supplement -Operating Results (unaudited) (Dollars in thousands, except per share data)


                                       YTD 2002    Q-3 02    Q-2 02    Q-1 02
    Revenues
    Investment banking:
      Underwriting                      $67,666   $30,108   $25,248   $12,310
      Corporate finance                  47,476    26,175     9,827    11,474
      Investment gains                    4,413     2,627     1,595       191
    Institutional brokerage:
      Principal transactions             21,173     5,743     8,372     7,058
      Agency commissions                 27,328     8,629     9,954     8,745
    Asset management:
      Base management fees               20,837     7,208     7,633     5,996
      Incentive income                    8,967     4,282     2,902     1,783
      Net investment income loss         11,802    (2,737)    8,517     6,022
      Technology sector investment and
       incentive loss                    (5,733)   (2,202)   (2,432)   (1,099)
    Interest, dividends and other         5,407     1,879     1,638     1,890
         Total revenues                 209,336    81,712    73,254    54,370

    Expenses
    Compensation and benefits           115,455    45,725    38,411    31,319
    Business development &
     professional services               23,044     8,650     7,982     6,412
    Clearing and brokerage fees           3,886     1,443     1,817       626
    Occupancy & equipment                 6,564     2,309     2,046     2,209
    Communications                        6,275     2,009     2,187     2,079
    Interest expense                      1,408       608       430       370
    Other operating expenses              8,044     2,976     2,602     2,466
    Restructuring and software
     impairment charges                      --        --        --        --
         Total expenses                 164,676    63,720    55,475    45,481

    Net income (loss) before taxes and
     extraordinary gain                  44,660    17,992    17,779     8,889

    Income tax provision (benefit)        2,343     2,343        --        --

    Net income (loss) before
     extraordinary gain                 $42,317   $15,649   $17,779    $8,889

    Extraordinary gain                    1,413        --        --     1,413
    Income tax provision on
     extraordinary gain                     536       536        --        --

    Net income (loss)                   $43,194   $15,113   $17,779   $10,302

    Net income (loss) before taxes and
     extraordinary gain as
     a percentage of revenue               21.3%     22.0%     24.3%     16.3%

    ROE (annualized)                       27.4%     26.7%     34.4%     21.7%

    Total shareholders' equity         $234,625  $234,625  $218,368  $194,590

    Basic earnings (loss) per share       $0.94     $0.33     $0.39     $0.23
    Diluted earnings (loss) per share     $0.90     $0.31     $0.36     $0.22

    Ending shares outstanding (in
     thousands)                          46,396    46,396    46,339    45,751

    Book value per share                  $5.06     $5.06     $4.71     $4.25

    Assets under management
     (in millions)
    Managed accounts
    Hedge & offshore funds
    Mutual funds
    Private equity & venture capital
         Total

    Gross assets under management
     (in millions)
    Managed accounts                   $7,356.0  $7,356.0  $4,152.3  $2,757.7
    Hedge & offshore funds                232.3     232.3     216.0     209.2
    Mutual funds                        1,071.2   1,071.2   1,313.4   1,270.4
    Private equity funds                   41.7      41.7      46.1      46.4
    Technology sector funds                54.0      54.0      56.6      60.4
         Total                         $8,755.2  $8,755.2  $5,784.4  $4,344.1

    Net assets under management
     (in millions)
    Managed accounts                     $849.7    $849.7    $748.5    $394.5
    Hedge & offshore funds                162.9     162.9     188.5     157.7
    Mutual funds                        1,064.4   1,064.4   1,297.7   1,214.1
    Private equity funds                   40.1      40.1      45.5      45.5
    Technology sector funds                48.6      48.6      52.3      55.8
         Total                         $2,165.7  $2,165.7  $2,332.5  $1,867.6

    Productive assets under management
     (in millions)
    Managed accounts                   $7,356.0  $7,356.0  $4,152.3  $2,757.7
    Hedge & offshore funds                162.9     162.9     188.5     157.7
    Mutual funds                        1,064.4   1,064.4   1,297.7   1,214.1
    Private equity funds                   92.5      92.5      94.8      95.3
    Technology sector funds               248.5     248.5     248.1     249.3
         Total                         $8,924.3  $8,924.3  $5,981.4  $4,474.1

    Employee count                          464       464       445       441



                             YTD 2001    Q-4 01    Q-3 01    Q-2 01    Q-1 01
    Revenues
    Investment banking:
      Underwriting            $47,853   $20,928    $9,857    $9,414    $7,654
      Corporate finance        28,534     7,080     1,153    18,057     2,244
      Investment gains          6,762     1,348        74     5,340        --
    Institutional brokerage:
      Principal transactions   26,330    10,817     4,158     5,383     5,972
      Agency commissions       27,084     8,623     5,934     5,962     6,565
    Asset management:
      Base management fees     19,744     5,810     5,836     5,191     2,907
      Incentive income          3,628     1,811       975       474       368
      Net investment income
       loss                     9,532     5,698    (2,780)    5,009     1,605
      Technology sector
       investment and
       incentive loss         (18,100)   (2,722)   (6,592)   (1,684)   (7,102)
    Interest, dividends and
     other                      9,422     2,008     3,168     2,006     2,240
         Total revenues       160,789    61,401    21,783    55,152    22,453

    Expenses
    Compensation and
     benefits                 108,112    34,829    24,276    32,756    16,251
    Business development &
     professional services     28,879     7,709     7,639     8,205     5,326
    Clearing and brokerage
     fees                       7,087     1,981     1,786     1,588     1,732
    Occupancy & equipment      10,852     2,468     3,001     2,883     2,500
    Communications              5,832     1,612     1,555     1,498     1,167
    Interest expense            1,083       346       322       334        81
    Other operating expenses    9,415     2,249     2,853     2,778     1,535
    Restructuring and
     software impairment
     charges                    5,151     2,410     2,741        --        --
         Total expenses       176,411    53,604    44,173    50,042    28,592

    Net income (loss) before
     taxes and extraordinary
     gain                     (15,622)    7,797   (22,390)    5,110    (6,139)

    Income tax provision
     (benefit)                 (1,760)   (1,760)       --        --        --

    Net income (loss) before
     extraordinary gain      $(13,862)   $9,557  $(22,390)   $5,110   $(6,139)

    Extraordinary gain          1,148     1,148        --        --        --
    Income tax provision on
     extraordinary gain            --        --        --        --        --

    Net income (loss)        $(12,714)  $10,705  $(22,390)   $5,110   $(6,139)

    Net income (loss) before
     taxes and extraordinary
     gain as a percentage of
     revenue                     -9.7%     12.7%   -102.8%      9.3%    -27.3%

    ROE (annualized)             -6.4%     23.9%    -47.9%      9.9%    -11.5%

    Total shareholders'
     equity                  $185,311  $185,311  $173,667  $200,313  $211,001

    Basic earnings (loss)
     per share                 $(0.27)    $0.24    $(0.49)    $0.10    $(0.12)
    Diluted earnings (loss)
     per share                 $(0.27)    $0.24    $(0.49)    $0.10    $(0.12)

    Ending shares outstanding
     (in thousands)            45,605    45,605    45,514    46,100    49,391

    Book value per share        $4.06     $4.06     $3.82     $4.35     $4.27

    Assets under management
     (in millions)
    Managed accounts           $250.2    $250.2    $237.5    $142.4    $126.1
    Hedge & offshore funds      164.6     164.6     176.1     186.6     164.7
    Mutual funds              1,004.0   1,004.0   1,008.3   1,153.1     148.5
    Private equity & venture
     capital                    295.5     295.5     305.6     341.2     336.2
         Total               $1,714.3  $1,714.3  $1,727.5  $1,823.3    $775.5

    Gross assets under
     management (in millions)
    Managed accounts         $1,371.4
    Hedge & offshore funds      260.6
    Mutual funds              1,005.8
    Private equity funds         48.3
    Technology sector funds      71.0
         Total               $2,757.1

    Net assets under
     management (in millions)
    Managed accounts           $250.2
    Hedge & offshore funds      153.4
    Mutual funds              1,001.7
    Private equity funds         47.6
    Technology sector funds      64.9
         Total               $1,517.8

    Productive assets under
     management (in millions)
    Managed accounts         $1,371.4
    Hedge & offshore funds      153.5
    Mutual funds              1,001.7
    Private equity funds         93.3
    Technology sector funds     248.2
         Total               $2,868.1

    Employee count                433       433       502       488       400